SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

LAKELAND BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 10, 2005

Notice is hereby given that the Annual Meeting of Stockholders of Lakeland Bancorp, Inc. will be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, May 10, 2005 at 5:00 p.m. for the following purposes:

1.	To elect seven directors (five directors for three year terms and two directors for two year terms).

2.	To adopt Lakeland Bancorp, Inc.’s Amended and Restated 2000 Equity Compensation Program (the “Stock Option Plan”), which increases the number of authorized shares of Common Stock under the Stock Option Plan to 1,950,000 and permits the grant of Restricted Shares.

3.	To amend Lakeland Bancorp, Inc.’s Certificate of Incorporation to limit the personal liability of officers for monetary damages under the circumstances permitted by law and to clarify that the Company may pay expenses incurred by an officer in advance of a final disposition of a legal proceeding as permitted by New Jersey law.

4.	To transact such other business as may properly come before the meeting.

In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on March 31, 2005, has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

Enclosed are the Proxy Statement and a form of Proxy. You will also be receiving an Annual Report. You are cordially invited to attend this meeting. It is important that your shares be represented, regardless of the number you own. Whether or not you plan to attend the meeting, please return the Proxy, duly signed, as promptly as possible, in the envelope provided to you.

By Order of the Board of Directors

ARTHUR L. ZANDE

SECRETARY

Oak Ridge, New Jersey

April 8, 2005

LAKELAND BANCORP, INC.

PROXY STATEMENT

Annual Meeting of Stockholders: May 10, 2005

Approximate Mailing Date: April 8, 2005

SOLICITATION OF PROXY

General

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called “Lakeland” or the “Company”) for use in connection with the Annual Meeting of Stockholders to be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, May 10, 2005 at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

Only stockholders of record at the close of business on March 31, 2005, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed Proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of Proxy. If the Proxy is signed but no specification is given, the shares will be voted in favor of the Board’s nominees for election to the Board, in favor of adoption of the Amended and Restated 2000 Equity Compensation Program (the “Stock Option Plan”) and in favor of the amendment to the Company’s Certificate of Incorporation. The Proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the meeting.

In order to reduce the number of annual reports being sent to one address, only one annual report is being delivered to multiple security holders sharing an address unless Lakeland has received contrary instructions from one or more of the security holders. This is called “householding”. Lakeland will deliver a separate copy of the annual report to any security holder who requests a copy in writing or by telephone. If you wish to receive a separate copy of the 2004 annual report, or if you wish to receive a separate copy of future annual reports, please contact Mr. Harry Cooper at Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438 (toll-free telephone 866-284-1291). If you are currently receiving multiple copies of the annual report at the same address, and wish to have one annual report sent to multiple security holders sharing that address in the future, please contact Mr. Harry Cooper at the above address and telephone number.

The entire cost of this solicitation will be borne by Lakeland. Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, telegraph, facsimile or e-mail. Lakeland will make arrangements with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by these brokerage houses, custodians, nominees and fiduciaries and Lakeland will reimburse these brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the solicitation.

All share information, including stock option information, contained in this proxy statement has been adjusted to reflect Lakeland’s 5% stock dividends.

Voting your Shares

Lakeland shareholders will have four alternative ways to vote:

•	by traditional paper proxy card;

•	by telephone;

•	via the Internet; or

•	in person at the Annual Meeting.

Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

Voting by Proxy Card. If proxy cards in the accompanying form are properly executed and returned, the shares represented thereby will be voted in the manner specified therein. If you vote by proxy card but make no specification on your proxy card that you have otherwise properly executed, your shares will be voted FOR the election of the Board’s nominees for director, FOR adoption of the Amended and Restated Stock Option Plan and FOR the amendment to the Company’s Certificate of Incorporation.

Voting by Telephone. If you wish to vote by telephone and you are a shareholder of record of Lakeland, use a touch-tone telephone to call toll-free 1-800-PROXIES and follow the instructions. If you vote by telephone, you must have your control number and the proxy card available when you call.

Voting by the Internet. If you wish to vote through the Internet and you are a shareholder of record of Lakeland, you can access the web page at www.voteproxy.com and follow the on-screen instructions. If you vote through the Internet, you must have your control number and the proxy card available when you access the web page.

If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by telephone or the Internet. If so, the voting form your nominee sent you will provide telephone and Internet voting instructions.

The deadline for voting by telephone or through the Internet as a shareholder of record of Lakeland is 11:59 p.m., EST, on May 9, 2005. For shareholders whose shares are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker for information about the deadline for voting by phone or through the Internet.

Voting in Person. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Changing your Vote

You will be able to change your vote as many times as you wish and the last vote received chronologically by any means will supersede your prior vote(s). Please note, however, that if you vote by the Internet, the maximum number of times that you can access the website using any one control number is limited to five times per day.

Any Lakeland shareholder may revoke a proxy at any time before or at the Annual Meeting in one or more of the following ways:

•	Delivering a written notice of revocation, bearing a later date than the proxy, at any time prior to the vote at the Annual Meeting to Arthur L. Zande, Corporate Secretary of Lakeland; or

•	Submitting a later-dated proxy card; or

•	Submitting a new proxy via telephone or the Internet.

A Lakeland shareholder should send any written notice of revocation or subsequent proxy card to Lakeland Bancorp, Inc., Attention: Arthur L. Zande, Corporate Secretary, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438, or hand deliver the notice of revocation or subsequent proxy card to Mr. Zande before the taking of the vote at the Annual Meeting. Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

CAPITAL STOCK OUTSTANDING

At the close of business on March 31, 2005, there were 20,635,979 shares of Lakeland’s common stock, no par value (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share will be entitled to one vote on all matters properly coming before the meeting. Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively), approval of the Amended and Restated Stock Option Plan will require the affirmative vote of a majority of the votes cast with respect to such proposal and approval of the amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the votes cast with respect to such proposal. A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

To Lakeland’s knowledge, no person beneficially owned more than 5% of the outstanding voting securities of Lakeland as of December 31, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

Unless a shareholder either indicates “withhold authority” on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the seven persons named in Table I below to serve until the expiration of their respective terms and thereafter until their successors shall have been duly elected and shall have qualified. If elected, five of the nominees will serve for three year terms and two of the nominees will serve for two year terms. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland’s Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of January 15, 2005. Table II sets forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of January 15, 2005. Shares covered by stock options are included in the tables below only to the extent that such options may be exercised by March 15, 2005.

All of the persons named in both tables have been directors of Lakeland and Lakeland Bank for at least five years, except as follows: (a) Stephen R. Tilton, Sr. was appointed to the Board of Lakeland on October 1, 2001, (b) Robert B. Nicholson, III was appointed to the Board of Lakeland Bank in July 2003 and of Lakeland in December 2003, and (c) Robert E. McCracken, Paul G. Viall, Jr. and Janeth C. Hendershot were appointed to the Board of Lakeland on July 14, 2004, upon the consummation of the acquisition of Newton Financial Corp. Mark J. Fredericks is John W. Fredericks’ son.

TABLE I

NOMINEES FOR ELECTION AS DIRECTORS

Name and Age	Director Since	Expiration of Term if Elected	Business Experience	Shares Beneficially Owned as of January 15, 2005
				Number of Shares	Percent of Class
Robert B. Nicholson, III Age 40	December 2003	2008	President and Chief Executive Officer, Eastern Propane Corporation (1988 to present); President and Chief Executive Officer, Eastern Propane Energy Corporation (1993 to present); General Partner, Eastern Properties, L.P. (1999 to present)	26,913(a)	.1%

Roger Bosma Age 62	June, 1999	2008	President and CEO, Lakeland Bancorp, Inc. (6/1/99 to present); President and CEO, Lakeland Bank (1/1/02 to present); Executive Vice President, Hudson United Bancorp (5/97 to 6/99); President and CEO of Independence Bank of New Jersey (prior years to 5/97)	152,864(b)	.7%

Mark J. Fredericks Age 44	1994	2008	President of Keil Oil Company, Riverdale, NJ; President of Fredericks Fuel & Heating Service, Oak Ridge, NJ (1/1/02 to present)	328,996(c)	1.6%

George H. Guptill, Jr. Age 66	1999	2008	Chairman (1/1/04 to present) and President (1/1/90 to 1/1/04), Franklin Mutual Insurance Company, Branchville, NJ; Chairman (1/1/04 to present) and President	609,557(d)	2.9%

Name and Age	Director Since	Expiration of Term if Elected	Business Experience	Shares Beneficially Owned as of January 15, 2005
				Number of Shares	Percent of Class
			(1/1/94 to 1/1/04), FMI, Inc., FMI Insurance Company and Fidelity Mohawk Insurance Company, Branchville, NJ

Janeth C. Hendershot Age 50	2004	2008	Senior Vice President (8/02 to present), Munich-American RiskPartners (reinsurance company); Vice President (1/00 to present), American Re-Insurance Company	43,986(e)	.2%

Robert E. McCracken Age 47	2004	2007	Sole managing member and owner (11/98 to present), REM, LLC (a real estate and investment company), Newton, NJ; owner/manager (1/00 to present), Wood Funeral Home, Branchville, NJ; owner/manager (10/90 to present), Smith-McCracken Funeral Home, Newton, NJ	65,494(f)	.3%

Paul G. Viall, Jr. Age 58	2004	2007	Vice Chairman (11/18/03 to present), Newton Trust Company; Vice Chairman (11/18/03 to 7/1/04), Newton Financial Corp.; President and Chief Executive Officer (1997 to present), Ridgecrest Holding LLC (venture capital; management consulting); President and Chief Executive Officer (1993 to 1997), Lime Crest Corporation (mining manufacturing)	70,700(g)	.3%

TABLE II

CONTINUING DIRECTORS

Name and Age	Director Since	Expiration of Term	Business Experience	Shares Beneficially Owned as of January 15, 2005
				Number of Shares		Percent of Class
Arthur L. Zande Age 70	1989	2006	Secretary, Lakeland Bancorp, Inc. and Lakeland Bank (3/10/04 to present); Retired (1/1/02 to present); Vice President and Treasurer, Lakeland Bancorp, Inc. (6/1/99 to 12/31/01); President and CEO, Lakeland Bank (6/1/99 to 12/31/01); Executive Vice President and CEO, Lakeland Bancorp, Inc. (5/19/89 to 5/31/99); Executive Vice President and CEO, Lakeland Bank (10/1/72 to 5/31/99)	54,261	(h)	.3%

Bruce G. Bohuny Age 72	1989	2006	Vice Chairman, Lakeland Bancorp, Inc. (5/2003 to present); Vice Chairman, Lakeland Bank (5/2003 to present); Senior Vice President—Real Estate, Lakeland Bancorp, Inc. (6/1/99 to 5/2003); Secretary, Lakeland Bancorp, Inc. (5/19/89 to 5/2003); Secretary, Lakeland Bank (5/19/69 to 5/2003); President, Chelsea Group LLC (4/01 to present) (real estate investment company); President, Brooks Ltd.-Bergen (3/01 to present) (real estate investment company); President, Brooks Limited (prior years to 3/01) (a real estate development corporation), Wyckoff, NJ	184,140	(i)	.9%

Mary Ann Deacon Age 53	1995	2006	Secretary/Treasurer of Deacon Homes, Inc. and Deacon Development Corp. (real estate development), Sparta, NJ	153,664	(j)	.7%

Joseph P. O’Dowd Age 58	1998	2006	President and Owner of O’Dowd Advertising of Montville, NJ (4/14/82 to present); partner of O’Dowd Associates (real estate holding company) (7/1/86 to present) and O’Dowd Realty (7/1/86 to present)	47,053	(k)	.2%

Name and Age	Director Since	Expiration of Term		Business Experience	Shares Beneficially Owned as of January 15, 2005
					Number of Shares		Percent of Class

Stephen R. Tilton, Sr. Age 59	2001	2007		Chairman and Chief Executive Officer, Tilton Securities LLC (investment trader) (10/98 to present); Chairman and Chief Executive Officer, Chaumont Holdings, Inc. (real estate holding company) (9/92 to present); Chairman and Chief Executive Officer, Fletcher Holdings, LLC (commercial real estate company) (10/98 to present); President, Garban PLC (wholesale investment broker) and President, Garvin Guy Butler Ltd. (domestic money broker) (prior years to 10/98)	582,183(l)		2.7%

John W. Fredericks Age 68	1989	2007		Chairman, Lakeland Bancorp, Inc. (6/1/99 to present); Chairman, Lakeland Bank (6/1/99 to present); President, Lakeland Bancorp, Inc. (5/19/89 to 5/31/99); President, Lakeland Bank (5/19/69 to 5/31/99); Chairman and Owner (1/1/02 to 11/1/04) and President and Owner (prior years to 1/1/02), Fredericks Fuel and Heating Service, Oak Ridge, NJ	544,164	(m)	2.6%

Paul P. Lubertazzi Age 70	1998	2007		Secretary, Lakeland Bancorp, Inc. (5/03 to 3/10/04); Secretary, Lakeland Bank (5/03 to 3/10/04); Retired; President and CEO, Metropolitan State Bank (6/88 to 1/31/00); Chairman, Metropolitan State Bank (4/96 to 1/31/00)	78,455	(n)	.4%

Charles L. Tice Age 71	1999	2007	*	Chairman, High Point Financial Corp. (5/21/96 to 7/14/99); Retired since 1993	81,273	(o)	.4%

*	While Mr. Tice’s elected term expires in 2007, it is anticipated that he will resign from the Board in January 2006, when he reaches age 72.

Included in the amounts beneficially owned listed in the tables, the directors of Lakeland held the following interests:

(a)	Includes 10,000 shares issuable upon the exercise of stock options.
(b)	Includes 5,671 shares held jointly by Roger Bosma and his wife; 10,663 shares held by the Lakeland Bank Employee Profit Sharing Plan of which Mr. Bosma is a trustee; and 97,687 shares issuable upon the exercise of stock options.
(c)	Includes 30,700 shares owned by Mr. Fredericks’ wife; 101,317 shares held by Mark J. Fredericks as custodian for his children; 23,865 shares held by Keil Oil Employee Profit Sharing Plan; 46,981 shares held by Mark J. Fredericks as Trustee for Fredericks Fuel and Heating Service Profit Sharing Plan; 17,550 shares held by Fredericks Fuel and Heating Service of which Mark Fredericks is President; and 24,310 shares issuable upon the exercise of stock options.

(d)	Includes 538,647 shares held in the name of the Franklin Mutual Insurance Co., of which Mr. Guptill is Chairman and 19,310 shares issuable upon the exercise of stock options. Mr. Guptill does not have the power to vote or dispose of the shares held by the Franklin Mutual Insurance Co.
(e)	Includes 11,750 shares issuable upon the exercise of stock options.
(f)	Includes 28 shares owned jointly by Mr. McCracken and his wife; 39,502 shares held by REM, LLC of which Mr. McCracken is Managing Partner; 10,663 shares held by Lakeland Bank Employee Profit Sharing Plan of which Mr. McCracken is a trustee; and 8,375 shares issuable upon the exercise of stock options.
(g)	Includes 49,950 shares owned jointly by Mr. Viall and his wife; 9,000 shares held by Ridgecrest Holdings LLC of which Mr. Viall is President; and 11,750 shares issuable upon the exercise of stock options.
(h)	Includes 2,675 shares held by Mr. Zande’s wife and 22,052 shares issuable upon the exercise of stock options.
(i)	Includes 20,528 shares held by Mr. Bohuny’s wife; 1,375 shares held by Brooks Ltd.-Bergen of which Mr. Bohuny is President; and 30,387 shares issuable upon the exercise of stock options.
(j)	Includes 64,194 shares held in the name of the Mary Ann Deacon Limited Partnership, 436 shares held in the name of Mary Ann Deacon’s husband; 52,934 shares held in the name of the Philip Deacon Limited Partnership; 10,663 shares held by the Lakeland Bank Employee Profit Sharing Plan of which Ms. Deacon is a trustee; and 14,310 shares issuable upon the exercise of stock options.
(k)	Includes 17,625 shares owned jointly by Joseph O’Dowd and his wife; and 29,077 shares issuable upon the exercise of stock options.
(l)	Includes 6,772 shares held by his wife; 2,625 shares held by Chaumont Holdings, Inc. of which Mr. Tilton is Chairman and Chief Executive Officer; 22,878 shares held by the Tilton Securities LLC Profit Sharing Plan of which Mr. Tilton is the beneficiary; and 23,152 shares issuable upon the exercise of stock options.
(m)	Includes 148,212 shares owned by Mr. Fredericks’ wife; and 125,345 shares held in the name of Edward J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust.
(n)	Includes 28,136 shares owned jointly by Paul Lubertazzi and his wife; 1,208 shares held jointly by Paul Lubertazzi and his children; and 20,000 shares issuable upon the exercise of stock options.
(o)	Includes 28,132 shares held by Charles Tice and Mark Cummins, co-trustees U/W of Gale A. Tice; 10,663 shares held by the Lakeland Bank Employee Profit Sharing Plan of which Mr. Tice is a trustee; and 6,079 shares issuable upon the exercise of stock options.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of Lakeland’s Common Stock as of January 15, 2005 by (i) the five Named Officers (as defined below under “Executive Compensation”) who are not directors of Lakeland and (ii) all current executive officers and directors of Lakeland as a group. Unless otherwise indicated, each of the named stockholders possesses sole voting and investment power with respect to the shares beneficially owned. For information concerning the beneficial ownership of Lakeland’s Common Stock by directors and nominees for director, see the tables above under “Election of Directors”. Shares covered by stock options are included in the table below only to the extent that such options may be exercised by March 15, 2005.

	Shares Beneficially Owned as of January 15, 2005
Stockholder	Number		Percent
Joseph F. Hurley	30,475	(A)	.1%
Louis E. Luddecke	46,184	(B)	.2%
Robert A. Vandenbergh	70,700	(C)	.3%
Jeffrey J. Buonforte	41,296	(D)	.2%
Steven Schachtel	15,012	(E)	.1%
All current executive officers and directors as a group (22 persons)	3,261,066	(F)	15.4%

(A)	Includes 27,739 shares issuable upon the exercise of stock options.
(B)	Includes five shares held by Mr. Luddecke’s wife and 23,325 shares issuable upon the exercise of stock options.
(C)	Includes 4,815 shares held jointly by Robert Vandenbergh and his wife, 11,539 shares which have been allocated to Mr. Vandenbergh in the ESOP and 43,719 shares issuable upon the exercise of stock options.
(D)	Includes 2,100 shares held jointly by Jeffrey Buonforte and his wife and 33,671 shares issuable upon the exercise of stock options.
(E)	Includes 1,215 shares held jointly by Mr. Schachtel and his wife and 13,797 shares issuable upon the exercise of stock options.
(F)	Includes an aggregate of 489,490 shares issuable upon the exercise of stock options and 11,539 shares which have been allocated under the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require Lakeland’s directors, executive officers and 10% shareholders to file with the SEC certain reports regarding such persons’ ownership of Lakeland’s securities. Lakeland is required to disclose any failures to file such reports on a timely basis. Based solely upon a review of the copies of the forms or information furnished to Lakeland, Lakeland believes that during 2004, all filing requirements applicable to its directors and officers were satisfied on a timely basis.

Executive Compensation

The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the cash compensation paid by Lakeland and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to Lakeland’s Chief Executive Officer and the other five most highly compensated executive officers of Lakeland during 2004 (the “Named Officers”), for services rendered in all capacities as an executive officer during such period.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation(A)		Long-Term Compensation Awards Securities Underlying Options/SARs(#)	All Other Compensation(C)
		Salary	Bonus(B)
Roger Bosma President and Chief Executive Officer	2004 2003 2002	$450,000 430,000 390,000	$125,000 100,000 0	40,000 40,000 42,000	$45,420 42,806 25,686

Steven Schachtel President, Lakeland Bank Equipment Leasing Division	2004 2003 2002	$181,563 171,154 150,000	$36,500 10,000 84,320	10,000 5,000 5,250	$32,084 32,370 16,462

Joseph F. Hurley Executive Vice President and Chief Financial Officer	2004 2003 2002	$197,125 190,000 175,000	$40,000 38,000 0	10,000 10,000 10,500	$23,437 18,053 11,810

Robert A. Vandenbergh Executive Vice President and Chief Lending Officer	2004 2003 2002	$197,125 190,000 175,000	$40,000 38,000 0	10,000 10,000 10,500	$30,756 24,657 17,972

Louis E. Luddecke Executive Vice President and Chief Operations Officer	2004 2003 2002	$166,000 160,000 146,000	$35,000 32,000 0	10,000 10,000 10,500	$26,578 21,973 11,332

Jeffrey J. Buonforte Executive Vice President and Chief Retail Officer	2004 2003 2002	$166,000 160,000 146,000	$35,000 32,000 0	10,000 10,000 10,500	$23,717 18,263 13,229

(A)	During the three years ended December 31, 2004, no Named Officer received perquisites (i.e., personal benefits) in excess of 10% of such person’s reported salary and bonus.
(B)	For 2004, represents bonuses earned in 2004 and paid in 2005. For 2003, represents bonus earned in 2003 and paid in 2004. For 2002, represents bonuses earned in 2002 and paid in 2003.
(C)

All other compensation for each of the Named Officers for 2004 consisted of the following: Mr. Bosma, an annual contribution of $3,168 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $8,893, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Bosma of $22,724 and a net increase to Mr. Bosma’s profit sharing plan account of $10,635 reflecting his allocated portion of plan earnings and forfeitures; Mr. Schachtel, an annual contribution of $615 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, an annual automobile expense allowance of $14,400, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Schachtel of $12,944 and a net increase in Mr. Schachtel’s profit sharing plan account of $4,125, reflecting his allocated portion of plan earnings and forfeitures; Mr. Hurley, an annual contribution of $952 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $4,187, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Hurley of $14,153 and a net increase to Mr. Hurley’s profit sharing plan account of $4,145, reflecting his allocated portion of plan earnings and forfeitures; Mr. Vandenbergh, an annual contribution of $1,531 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000 and premiums paid by Lakeland Bank for a split dollar life insurance policy, the fair market value of the personal use of a company car of $10,539, an annual contribution of Lakeland Bank’s profit sharing plan on behalf of Mr. Vandenbergh of $14,494 and a net increase to Mr. Vandenbergh’s profit sharing plan account of $4,192, reflecting his allocated portion of plan earnings and forfeitures; Mr. Luddecke, an annual contribution of $1,445 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $7,290, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Luddecke of $12,236 and a net increase in Mr. Luddecke’s profit sharing plan account of $5,607, reflecting his allocated portion of plan earnings and forfeitures; and Mr. Buonforte, an annual contribution of $778 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $7,307, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Buonforte of $12,176 and a net increase in Mr. Buonforte’s profit sharing plan account of $3,456, reflecting his allocated portion of plan earnings and forfeitures.

Employment Agreements and Other Arrangements with Executive Officers

Lakeland and Lakeland Bank entered into an employment agreement (the “Employment Agreement”) with Mr. Bosma as of January 1, 2000 whereby he serves as the President and Chief Executive Officer of Lakeland. The initial term of the Employment Agreement was three years, and is automatically renewable for one year on each anniversary date thereof unless a majority of the directors of Lakeland vote not to extend the term. The Board determined in December 2004 that the term of Mr. Bosma’s employment agreement would not be extended past December 31, 2007. The Employment Agreement provides that Mr. Bosma will receive an annual base salary of at least $250,000. Mr. Bosma is also entitled to use of a Lakeland Bank-supplied automobile, Lakeland Bank paid membership in a country club approved by the Board and supplemental life insurance equal to two times base salary. If Mr. Bosma’s employment is terminated by Lakeland other than for cause (as defined in the Employment Agreement), and a change in control (as defined in the Employment Agreement) has not occurred, he will receive his then current base salary, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years preceding his termination, and applicable perquisites and benefits for the balance of the term. The Employment Agreement contains confidentiality and non-compete covenants from Mr. Bosma in favor of Lakeland.

In the event of a change in control, the term of the Employment Agreement becomes fixed for a period of three years from the date of such event. During such period, Mr. Bosma is to be employed as President and Chief Executive Officer of Lakeland and is entitled to a base salary that is no less than the salary in effect as of the change in control, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years prior to the change in control, and continuation of other benefits and perquisites in effect as of the change in control. If following a change in control, Mr. Bosma’s employment is terminated without cause, or he resigns within 90 days for good reason (as defined in the Employment Agreement) or after such 90 day period for any reason, he will be entitled to continued life and health insurance benefits for three years and a lump sum cash payment equal to three times the sum of his pre-change in control salary and the average annual bonus paid him during the three most recent fiscal years prior to the change in control. To the extent that the amount payable to Mr. Bosma on account of a change in control is subject to an excise tax under Section 4999 of the Code, Mr. Bosma will also receive an additional payment equal to 10% of such amount; provided, however, that if the net amount retained by Mr. Bosma after payment of such excise tax is less than the maximum amount which could be paid him without triggering the excise tax, then the amount and benefits otherwise payable or to be provided to Mr. Bosma will be reduced to such maximum amount. For purposes of the Employment Agreement, the term “change in control” has the same meaning as under Lakeland’s Stock Option Plan.

During 1996, High Point Financial Corp.’s subsidiary bank entered into a salary continuation agreement with Mr. Vandenbergh, which entitles him to certain payments upon his retirement. As part of the Lakeland/High

Point merger, Lakeland placed in trust an amount equal to the present value of the amount that would be owed to Mr. Vandenbergh upon his retirement. This amount is $381,000. Lakeland has no further obligation to pay additional amounts pursuant to this agreement.

In connection with Lakeland’s acquisition of Metropolitan State Bank in 1998, Lakeland agreed to (1) provide to Mr. Lubertazzi an additional annuity comparable to the annuity provided to him by Metropolitan at a cost to Lakeland of $278,000 and (2) provide to Mr. Lubertazzi certain retiree medical benefits at a cost to Lakeland of $45,000. Mr. Lubertazzi retired on January 31, 2000. He will receive an annual distribution of $35,000 for 15 years pursuant to this annuity, beginning with the year 2000. Lakeland is not required to incur any additional costs to fund this obligation.

Mr. Lubertazzi previously entered into a separate agreement with Metropolitan State Bank which was assumed by Lakeland. Pursuant to that agreement, Lakeland is required to pay Mr. Lubertazzi or his beneficiary an aggregate of $525,000 payable in 15 annual installments beginning on his retirement date (January 31, 2000) or date of death. In order to fund this obligation, Metropolitan obtained a variable life insurance policy, which had a cash surrender value of approximately $195,000 as of December 31, 2004. Although no assurance can be given, Lakeland does not expect to expend additional significant amounts to fund this obligation.

Lakeland and Lakeland Bank also entered into agreements, dated March, 2001 and as amended by agreements dated March 10, 2003, with each of Messrs. Hurley, Vandenbergh, Luddecke and Buonforte (each, an “Executive”) providing for certain terms and conditions of their employment in the event of a change in control (each a “Change in Control Agreement”). Under such Change in Control Agreements, the term of each Executive’s employment becomes fixed for a period (the “contract period”) ending on the earlier of the Executive’s death, attainment of age 65, or the second anniversary of the date of such event. During the contract period, each Executive is to be employed in the same position as held by him immediately prior to such event, and is entitled to base salary equal to the annual salary in effect immediately prior to the change in control and bonus equal to the highest annual bonus paid during the three most recent fiscal years prior to the change in control. In addition, during the contract period, each Executive is entitled to certain other benefits and perquisites as in effect as of the change in control. If during the contract period, an Executive’s employment is terminated without “cause”, or he resigns for “good reason” (each as defined in the Change in Control Agreement), he will be entitled to continued life and health insurance benefits for the balance of the contract period and a lump sum cash payment equal to two times the sum of his highest salary and bonus paid him during any of the three most recent calendar years prior to the change in control. For purposes of each Change in Control Agreement, the term “change in control” has the same meaning as under the Stock Option Plan.

In 2003, Lakeland began contributing to a supplemental executive retirement plan for Roger Bosma that provides annual retirement benefits of $150,000 a year for a 15 year period when he reaches the age of 65. Lakeland intends to fund its obligations under this arrangement with the increase in cash surrender value of bank owned life insurance policies purchased in 2003. In 2004, Lakeland contributed $308,000 to this plan.

Stock Options

The following table contains information regarding the grant of stock options to the Named Officers during the year ended December 31, 2004. See Proposal 2. In addition, in accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), the following table sets forth the hypothetical gains or “options spreads” that would exist for the respective options assuming rates of annual compound price appreciation in Lakeland’s Common Stock of 5% and 10% from the date the options were granted to their final expiration date.

OPTION GRANTS IN LAST FISCAL YEAR

	Number of Common Shares Underlying Options Granted(A)	Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal 2004	Exercise Price Per Share	Expiration Date
Name					5%	10%
Roger Bosma	40,000	26.6%	$17.21	12/7/2014	$432,800	$1,097,200
Steven Schachtel	10,000	6.6%	17.21	12/7/2014	108,200	274,300
Joseph F. Hurley	10,000	6.6%	17.21	12/7/2014	108,200	274,300
Robert A. Vandenbergh	10,000	6.6%	17.21	12/7/2014	108,200	274,300
Louis E. Luddecke	10,000	6.6%	17.21	12/7/2014	108,200	274,300
Jeffrey Buonforte	10,000	6.6%	17.21	12/7/2014	108,200	274,300

(A)	The stock options granted to the Named Officers were granted under the Company’s Stock Option Plan. See Proposal 2. Options granted to employees generally are granted at exercise prices equal to the fair market value of the Common Stock on the grant date and typically vest in 25% annual installments beginning on the first anniversary of the grant date. The Stock Option Plan provides that all outstanding stock options will become immediately exercisable upon the occurrence of a “change in control event” (as defined in the Stock Option Plan).

The following table provides data regarding stock options exercised by the Named Officers during the year ended December 31, 2004 and the number of shares of Lakeland Common Stock covered by both exercisable and non-exercisable stock options held by the Named Officers at December 31, 2004. Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise prices of existing options and $17.55, the closing sale price of Lakeland’s Common Stock on December 31, 2004.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at Year End (#)		Value of Unexercised In-the-Money Options at Year End($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Roger Bosma	12,073	$101,393	97,687	102,025	$389,283	$100,868
Steven Schachtel	0	0	13,797	17,753	62,455	14,308
Joseph F. Hurley	0	0	27,739	25,506	129,628	25,216
Robert A. Vandenbergh	10,000	112,623	43,719	25,506	314,510	25,216
Louis E. Luddecke	0	0	23,326	25,506	89,516	25,216
Jeffrey Buonforte	0	0	33,673	25,506	184,666	25,216

Board Independence; Committees and Directors’ Compensation

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Recently, Nasdaq adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. As noted below, the Board has determined that the members of the Audit Committee satisfy all such definitions of independence. The Board has also determined that the following members of the Board satisfy the Nasdaq definition of independence: Mary Ann Deacon, George H. Guptill, Jr., Janeth C. Hendershot, Paul P. Lubertazzi, Robert E. McCracken, Joseph P. O’Dowd, Charles L. Tice, and Stephen R. Tilton, Sr.

During 2004, Lakeland’s Board of Directors held 14 meetings. Lakeland’s Board of Directors also maintains several Board committees.

The Audit Committee, consisting of George H. Guptill, Jr. (Chairperson), Joseph P. O’Dowd and Stephen R. Tilton, Sr., is responsible for reviewing the reports submitted by Lakeland’s independent registered public accounting firm and internal auditor and for reporting to the Board on significant audit and accounting principles, policies, and practices related to Lakeland. The Audit Committee met four times in 2004.

Lakeland is required to disclose whether the Board of Directors has determined that a member of the Audit Committee is an “audit committee financial expert”, as that term is defined in rules adopted by the SEC, and, if not, why not. Lakeland’s Board has not determined that any of the members of the audit committee is an audit committee financial expert. The Board has determined, however, that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the audit committee. The Board does not believe that it is necessary to search for any outside person who meets the definition of audit committee financial expert to serve on the Board and the audit committee. The audit committee has the authority to hire outside experts and consultants as it deems appropriate in carrying out its responsibilities.

The Nominating (or Governance) Committee consists of Paul P. Lubertazzi (Chairperson), Robert McCracken and Joseph P. O’Dowd. This committee is responsible for interviewing potential candidates for election to the Board and for nominating individuals each year for election to the Board. This committee met once in 2004.

The Compensation Committee, consisting of Paul P. Lubertazzi (Chairperson), Mary Ann Deacon and Charles L. Tice, makes compensation decisions for Lakeland’s staff and Board of Directors. The Compensation Committee met seven times in 2004. The Compensation Committee does not administer the Stock Option Plan, which is administered by the full Board.

During 2004, each director received a fee of $1,100 for each meeting of Lakeland’s Board that he or she attended from January through June, and $1,500 for each meeting attended from July through the remainder of the year. In addition, each director, other than Roger Bosma, received a $12,500 retainer, and payment for committee meetings attended, except that Chairman John Fredericks and Vice Chairman Bruce Bohuny received no payment for committee meetings attended after July 1, 2004. Members of committees received $350 for each meeting attended from January through June 2004, with the exception of the Audit Committee, which received $500 per meeting. From July through December 2004, the Compensation, Profit Sharing, ALCO and Loan Review committees increased their fees to $500 per meeting attended, and the Audit Committee increased the fee per meeting to $1,000. Each member of Lakeland’s Board was present for 75% or more of the aggregate of the total meetings of the Board and committees on which he or she served.

During 2004, the Board of Directors of Lakeland Bank met twice a month. Each director received $900 for each meeting attended from January through June and $1,000 for each meeting attended from July through December. Each director of Lakeland Investment Corp., a subsidiary of Lakeland Bank, received $575 as an annual fee.

The Board of Directors of Newton Trust Company met nine times from July through December 2004. Each director, other than Roger Bosma, received a $5,000 retainer. Additional retainers were paid as follows: $12,500 to Newton Trust Company’s Chairman of the Board, $5,000 to the Chairman Emeritus, $2,000 to the corporate secretary and $6,000 to counsel. Each director, other than Roger Bosma, received $250 for the first meeting attended each month and $500 for the second monthly meeting attended.

The Board of Directors maintains a plan which provides that any director having completed five years of service may retire and continue to be paid for a period of ten years at a rate ranging from $5,000 to $17,500 per annum, depending upon years of credited service. This plan is unfunded.

Lakeland’s Stock Option Plan provides for automatic option grants to directors who are not otherwise employed by Lakeland or its subsidiaries. Upon commencement of service, a non-employee director will receive a stock option to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the grant date. Options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant.

John W. Fredericks and Bruce G. Bohuny each received $59,000 in 2004 as additional director’s compensation for their positions as Chairman and Vice Chairman, respectively. In 2005, Mr. Fredericks’ compensation was increased to $80,000, while the compensation for Mr. Bohuny was increased to $70,000.

Compensation Committee Interlocks and Insider Participation

Lakeland’s Compensation Committee, which is currently comprised of Paul P. Lubertazzi, (Chairperson), Mary Ann Deacon and Charles L. Tice, makes compensation decisions for executives. Mr. Lubertazzi retired as President and CEO of Metropolitan State Bank (which merged into Lakeland Bank on January 28, 2000) on January 31, 2000.

Mr. Bohuny, a director of Lakeland, has a 30% interest in the entity which owns the building in Pompton Plains, New Jersey in which Lakeland rents a branch office. During 2004, the Company paid $100,000 to this entity as rent.

Stephen R. Tilton, Sr., a director of Lakeland, owns a building in Little Falls, New Jersey in which Lakeland rents a branch office. During 2004, the Company paid $105,000 to Mr. Tilton in rent.

John W. Fredericks, Chairman of Lakeland, was chairman and owner of Fredericks Fuel and Heating Service until November 1, 2004. Mark J. Fredericks, a director of Lakeland, is the president of Fredericks Fuel and Heating Service. During 2004, the Company paid $73,000 to Fredericks Fuel and Heating Service for fuel and related services.

Lakeland’s subsidiary banks have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or other unfavorable features.

Nominating Committee Matters

Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee’s charter was attached as Appendix A to the Company’s 2004 proxy statement.

Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace rules.

Procedures for Considering Nominations Made by Shareholders. The Nominating Committee’s charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must not serve as attorneys for any other financial institution or bank or savings and loan holding company and must not be on the board of any other financial institution or bank or savings and loan holding company;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation, in one or more of the communities serviced by Lakeland and its subsidiaries, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a bank holding company; and

•	must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations. In connection with the 2005 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Audit Committee Matters

Audit Committee Charter. The Audit Committee performed its duties during 2004 under a written charter approved by the Board of Directors. A copy of the current Audit Committee Charter was attached as Appendix B to the Company’s 2004 proxy statement.

Independence of Audit Committee Members. Lakeland’s Common Stock is listed on the Nasdaq National Market and Lakeland is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under the SEC’s Rule 10A-3.

Audit Committee Report. In connection with the preparation and filing of Lakeland’s Annual Report on Form 10-K for the year ended December 31, 2004:

(1) the Audit Committee reviewed and discussed the audited financial statements with Lakeland’s management;

(2) the Audit Committee discussed with Lakeland’s independent registered public accounting firm the matters required to be discussed by SAS 61, as amended by SAS 90;

(3) the Audit Committee received and reviewed the written disclosures and the letter from Lakeland’s independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Lakeland’s independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the accountants’ independence; and

(4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2004 Annual Report on Form 10-K.

By:	The Audit Committee of the Board of Directors:

George H. Guptill, Jr., Chairperson Joseph P. O’Dowd Stephen R. Tilton, Sr.

Audit Fees and Related Matters

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees. Audit fees billed or expected to be billed to Lakeland by Grant Thornton for the audit of the financial statements included in Lakeland’s Annual Reports on Form 10-K, reviews of the financial statements included in Lakeland’s Quarterly Reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings, for the years ended December 31, 2003 and 2004 totaled approximately $227,673 and $373,165, respectively.

Audit-Related Fees. Lakeland was billed $0 and $0 by Grant Thornton for the years ended December 31, 2003 and 2004, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above, such as the audit of employee benefit plans.

Tax Fees. Lakeland was billed an aggregate of $85,376 and $58,150 by Grant Thornton for the fiscal years ended December 31, 2003 and 2004, respectively, for tax services, principally advice regarding the preparation of income tax returns.

All Other Fees. Lakeland was billed an aggregate of $0 and $0 by Grant Thornton for the fiscal years ended December 31, 2003 and 2004, respectively.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of Lakeland’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by Lakeland’s outside auditors even if they are not pre-approved. Lakeland has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Code of Ethics

Lakeland is required to disclose whether it has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. Lakeland has adopted such a code of ethics and has posted a copy of the code on its internet website at the internet address: http://www.lakelandbank.com. Copies of the code may be obtained free of charge from the Company’s website at the above internet address.

Shareholder Communication with the Board

The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to Lakeland’s Chairman of the Board and should be sent to such individual c/o Lakeland Bank, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Chairman’s receipt of such a communication, Lakeland’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Board members are encouraged, but not required by any specific Board policy, to attend Lakeland’s annual meeting of shareholders. Each of the members of the Board attended the Company’s 2004 annual meeting of shareholders.

Compensation Committee Report on Executive Compensation

Compensation decisions for executive officers (other than stock option grants) are made by the Compensation Committee, subject to Board approval. The Company’s current compensation program focuses upon the salaries of and bonuses granted to executive officers and is designed to provide appropriate reimbursement for services rendered. Compensation amounts take into account the individual performance of each executive officer. Salaries are determined annually, and each executive officer’s performance is reviewed on a yearly basis. Traditionally, the salaries of executive officers have been set at levels which are perceived to be comparable to the salaries of executive officers of other banks and bank holding companies which the Board considers to be comparable to the Company and its subsidiary banks. Bonuses are granted based on the Company’s performance and the executive’s contribution to the Company’s results. All of the Named Officers received bonuses for 2004.

In determining whether a bonus should be paid to the Company’s chief executive officer for 2004, and the amount of any such bonus, the Compensation Committee reviewed the following factors and analyzed the chief executive officer’s contributions to these factors: the Company’s return on average equity, the Company’s return on average assets, the Company’s overall profitability, the Company’s efficiency ratio, the Company’s earnings per share, loan and deposit growth, the Company’s reputation in the community, and employee relations and morale. The Compensation Committee also considered the chief executive officer’s overall knowledge of the banking industry. In determining the chief executive officer’s bonus for 2004, the Compensation Committee also reviewed his efforts in closing the Company’s acquisition of Newton Financial Corp. and the settlement of certain legal proceedings involving the Company, all of which occurred during 2004. Based on this analysis, the Compensation Committee granted the chief executive officer a bonus of $125,000 for 2004.

The Compensation Committee considered the Company’s overall profitability and loan and deposit growth in 2004 in establishing the chief executive officer’s salary for 2005. The Compensation Committee increased the chief executive officer’s salary for 2005 by $20,000, to $470,000.

The chief executive officer recommends to the Compensation Committee the salaries and bonuses of the other Named Officers. The Compensation Committee reviews the factors described above and the contributions made by each of the other Named Officers in reviewing the chief executive officer’s recommendations.

Executive officers are also provided with standard benefits, including various health and life insurance benefits. The Company also makes contributions to the Lakeland Bank Profit Sharing Plan on behalf of executive officers, as well as all other employees. The Board of Directors authorized a total contribution to the Lakeland Bank Profit Sharing Plan of $625,000 in 2004.

The Company maintains the 2000 Equity Compensation Program (the “Stock Option Plan”), which is currently administered by the full Board of Directors. Incentive stock options granted to executive officers of the Company are granted at an exercise price equal to fair market value on the date of grant. Accordingly, these options will gain appreciable value only if the market price of the Company’s Common Stock increases. The Board believes that the issuance of stock options at fair market value provides incentives to employees to maximize the Company’s performance and encourage continued affiliation with the Company. The Stock Option Plan also provides for automatic option grants to new non-employee directors. The Board believes that this feature of the Stock Option Plan will encourage qualified non-employee directors to serve on the Company’s Board. At the 2005 Annual Meeting, shareholders will consider a proposal to increase the number of authorized shares under the Stock Option Plan and to permit the grant of Restricted Shares. (See Proposal 2.) The Compensation Committee believes that this additional flexibility will enhance the Company’s ability to hire and retain qualified executives.

The Compensation Committee believes that an appropriate compensation program can help foster the Company’s growth. The Compensation Committee seeks to reflect an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. The Board intends to continue monitoring the Company’s compensation program to ensure that this balance is appropriately maintained.

Submitted by the members of the Compensation Committee of the Board of Directors:

Paul P. Lubertazzi, Chairperson

Charles L. Tice

Mary Ann Deacon

PERFORMANCE GRAPH

The following chart compares Lakeland’s cumulative total shareholder return (on a dividend reinvested basis) over the past five years with the Nasdaq Market Index and the Peer Group Index. The Peer Group Index is comprised of the Core Data Regional Northeast Bank Group, which consists of 216 financial institutions.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG LAKELAND BANCORP, INC.,

NASDAQ MARKET INDEX AND COREDATA GROUP INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2000

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING DEC. 31, 2004

	1999	2000	2001	2002	2003	2004
LAKELAND BANCORP, INC.	100.00	94.46	174.89	205.52	188.73	211.85
PEER GROUP INDEX	100.00	139.18	138.41	129.99	170.09	184.76
NASDAQ MARKET INDEX	100.00	62.85	50.10	34.95	52.55	56.97

PROPOSAL 2

ADOPTION OF AMENDED AND RESTATED STOCK OPTION PLAN WHICH

INCREASES NUMBER OF SHARES AUTHORIZED UNDER THE PLAN

AND PERMITS THE GRANT OF RESTRICTED SHARES

In 2000, Lakeland’s Board of Directors and shareholders adopted the Lakeland Bancorp, Inc. 2000 Equity Compensation Program (the “Stock Option Plan”), which originally authorized the grant of stock options to purchase up to an aggregate of 1,154,730 shares of Common Stock (as adjusted for the Company’s prior stock dividends). The Board continues to believe that the Stock Option Plan enables Lakeland to attract and retain qualified directors, officers and employees, to facilitate performance-based compensation for employees and to provide incentives for the participants in the Stock Option Plan to enhance the value of Lakeland Common Stock. On December 8, 2004, Lakeland’s Board approved, subject to shareholder approval, an amendment to the Stock Option Plan to increase the number of shares authorized for issuance under the Stock Option Plan to 1,213,260. On the same date, the Board granted stock options in an aggregate amount which exceeded the then remaining shares available for grant under the Stock Option Plan by 58,530 shares. Accordingly, options covering 58,530 shares were granted subject to shareholder approval of the amendment to the Stock Option Plan to increase the authorized shares under the Stock Option Plan. If Proposal 2 is approved, 58,530 of the newly authorized shares under the Stock Option Plan will be allocated to such previously granted options. If Proposal 2 is not adopted, 58,530 of such previously granted options will be canceled and there will be no shares available for future grants under the Stock Option Plan. On March 9, 2005, Lakeland’s Board approved, subject to shareholder approval, a further amendment to the Stock Option Plan to increase the authorized shares under the Stock Option Plan to 1,950,000 (subject to adjustment, as described below) and to permit the grant of Restricted Shares (as defined below). These amendments are contained in the Amended and Restated Stock Option Plan.

At the Annual Meeting, shareholders will consider the adoption of an Amended and Restated Stock Option Plan, which authorizes the issuance of 1,950,000 shares of Common Stock (subject to adjustment as described below) and permits the grant of Restricted Shares (as defined below). The Board recommends that the shareholders approve the adoption of the Amended and Restated Stock Option Plan. The principal aspects of the Amended and Restated Stock Option Plan are summarized below. Shareholders are urged to read the full text of the Amended and Restated Stock Option Plan, which is attached to this proxy statement as Appendix A.

Administration

The Stock Option Plan provides that it will be administered by the Board of Directors or any duly created committee appointed by the Board and charged with the administration of the Stock Option Plan (the “Program Administrator”). The full Board of Directors currently administers the Stock Option Plan and serves as the Program Administrator.

Eligibility

All directors, officers and employees of Lakeland and its subsidiaries (approximately 525 persons as of December 31, 2004) are eligible to receive options under the Stock Option Plan. Other than automatic grants to non-employee directors, grants under the Stock Option Plan are discretionary, and Lakeland is unable, at the present time, to determine the identity or number of directors, officers and other employees who may be granted options under the Stock Option Plan in the future.

Types of Options and Other Awards

The Program Administrator may designate any option granted as either an incentive stock option or a supplemental stock option, or the Program Administrator may designate a portion of the option as an incentive stock option and the remaining portion as a supplemental stock option. Any portion of an option that is not designated as an incentive stock option will be a supplemental stock option.

The Stock Option Plan also provides for automatic option grants to directors who are not otherwise employed by Lakeland or its subsidiaries. Upon commencement of service, a non-employee director will receive a supplemental stock option to purchase 25,000 shares of Common Stock. Existing non-employee directors who were serving as directors at the time the Stock Option Plan was approved by the Board also received a supplemental stock option to purchase 25,000 shares of Common Stock.

The Stock Option Plan, as amended, also permits the grant of shares of Common Stock that are subject to various restrictions (“Restricted Shares”).

Restricted Shares granted under the Stock Option Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Program Administrator. The Program Administrator may also impose additional restrictions on a recipient’s right to dispose of or encumber Restricted Shares.

It is intended that the vesting of Restricted Shares will be based upon length of service and/or performance goals established by the Program Administrator.

Holders of Restricted Shares may exercise the rights of a stockholder, such as the right to vote the shares and to receive dividends and other distributions, unless otherwise provided by the Program Administrator.

Any Restricted Shares granted to an employee shall be forfeited if the employee voluntarily terminates employment with the Company or its subsidiaries or resigns or if such employment is terminated for cause, in each case prior to the expiration of the restricted period and the satisfaction of any other conditions applicable to such Restricted Shares. If the employee’s employment terminates for any other reason, the Restricted Shares of such a person shall be forfeited, unless the Program Administrator determines otherwise.

Exercise Period

Subject to modification by the Program Administrator, options granted to employees are generally exercisable in 25% annual installments beginning on the first anniversary of the date of grant and continuing for each of the next three anniversaries thereafter. Options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant and continuing for each of the four anniversaries of the grant date thereafter. The Program Administrator may accelerate the vesting of any option granted under the Stock Option Plan.

Unless previously terminated by the Board of Directors, the Stock Option Plan will terminate on February 8, 2010. Such termination will have no impact upon options granted prior to the termination date. The maximum term of all options granted under the Stock Option Plan is 10 years, provided, however, that any incentive stock option granted to a person who is the beneficial owner of more than 10% of the combined voting power of Lakeland’s capital stock shall cease to be exercisable five years after the date such option is granted.

Exercise Price

Options granted under the Stock Option Plan will have an exercise or payment price as established by the Program Administrator, provided that the exercise price of incentive stock options may not be less than the fair market value of the underlying shares on the date of grant and the exercise price of stock options granted to non-employee directors will be equal to the fair market value of the underlying shares on the date of grant. If incentive stock options are granted to a person who is the beneficial owner of more than 10% of the combined voting power of Lakeland’s capital stock, such options shall be granted at a price of not less than 110% of the fair market value of the shares covered by the option. If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date.

If no such prices are available, the fair market value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator deems relevant. On March 30, 2005, the closing sale price of a share of Lakeland Common Stock on the Nasdaq National Market was $15.75.

Payment

Upon exercise of an option granted under the Stock Option Plan, the participant will be required to provide the payment price in full by certified or bank cashier’s check or, if permitted by the Program Administrator, in shares of Common Stock valued at fair market value on the date of exercise, or by a combination of checks and shares. The Program Administrator may, in its sole discretion, permit an optionee to make “cashless exercise” arrangements. In connection with any exercise of options, Lakeland will have the right to collect or withhold from any payments under the Stock Option Plan all taxes required to be withheld under applicable law.

Transferability

Options granted under the Stock Option Plan generally will be nontransferable, except by will or by the laws of descent and distribution. During the lifetime of a participant, an option generally may be exercised only by the participant and after the participant’s death only by the participant’s executor, administrator or personal representative.

Termination of Employment

If a participant ceases to be employed by Lakeland or any subsidiary for cause, then all options shall terminate immediately. In all other termination circumstances (except death or disability), options may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination (provided, however, that the Program Administrator may, in its discretion, allow such options to be exercised, to the extent exercisable on the date of termination, at any time within 90 days after termination). Notwithstanding the foregoing, in the event an employee of Lakeland or any subsidiary retires on or after age 62, and provided that such employee has at least five years of continuous service with Lakeland or any subsidiary at the time of such retirement, then all options exercisable on the date of retirement as well as all options that would otherwise vest within one year following the date of retirement may be exercised until 30 days after the date of retirement or, at the discretion of the Program Administrator, until 90 days after the date of retirement.

If a participant dies or becomes disabled while employed by or while rendering consulting services to Lakeland or any subsidiary, then all options may be exercised, to the extent exercisable on the date of death or termination due to disability, at any time within one year after the date of death or such termination (or to such greater extent as shall be determined by the Program Administrator before or after the date of termination).

Amendment and Termination

The Stock Option Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without shareholder approval if such approval is required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or other applicable law, and no amendment or revision may alter or impair an outstanding option without the consent of the holder thereof. The Stock Option Plan will terminate on February 8, 2010, unless earlier terminated by the Board of Directors. No options may be granted after termination, although such termination will not affect the status of any option outstanding on the date of termination.

Shares Subject to the Plan

Assuming approval of this Proposal 2, a total of 1,950,000 shares of Common Stock (subject to adjustment as described below) may be issued under the Stock Option Plan. Any shares delivered pursuant to the Stock Option Plan may be authorized and unissued shares or treasury shares.

Adjustments

The number of shares available for option grants and the shares covered by options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in Lakeland’s capital stock. Comparable changes shall be made to the exercise price of outstanding options. If any option should terminate for any reason without having been exercised in full, the unpurchased shares will again become available for option grants.

Change In Control

The Stock Option Plan provides that all outstanding stock options will become immediately exercisable upon the occurrence of a “change in control event”. The Stock Option Plan provides in general that a “change in control event” shall be deemed to have occurred if any of the following events occur: (a) the consummation of any merger of Lakeland in which Lakeland is not the surviving corporation; (b) the consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of Lakeland; (c) approval by the shareholders of Lakeland of a plan of liquidation or dissolution of Lakeland; (d) any action pursuant to which any person (as defined in Section 13(d) of the Securities Exchange Act of 1934) shall become the beneficial owner of 51% or more of Lakeland’s outstanding voting securities or (e) the individuals who were members of Lakeland’s Board of Directors on February 9, 2000 (the date on which the Stock Option Plan was adopted initially by the Board) and who are thereafter elected to the Board and whose election was approved by at least two-thirds of the members of the Board on February 9, 2000 cease to constitute a majority of the members of Lakeland’s Board.

Additional Limitation

No participant may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000. In addition, no one person may receive options for more than 300,000 shares of Common Stock in any calendar year.

Federal Income Tax Consequences

BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF ANY SUCH OPTION. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

The Internal Revenue Code of 1986, as amended (the “Code”), treats incentive stock options and supplemental stock options, also known as non-qualified options, differently. A participant’s individual consequences will depend upon the nature of the option received. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of an option, nor will Lakeland be entitled to a tax deduction at that time.

Upon the exercise of a supplemental stock option, the optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the exercise price, if any. Lakeland generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

An optionee will not recognize any federal income tax in respect of incentive stock options at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon the exercise are not disposed of within two years from the date the options were granted nor within one year after the shares are transferred, any gain or loss upon the sale of such shares will be treated as long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one-year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term or short-term capital gain, depending upon whether the stock has been held for more than one year. If an optionee makes a disqualifying disposition, Lakeland will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee in exercising an option tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date the option was granted or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the tendered shares.

As noted above, the exercise of an incentive stock option could subject the optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum tax that may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in a given year.

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or the Company upon the grant of Restricted Shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the Restricted Shares are received, the recipient will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

Option Grants

Except for options granted to non-employee directors, the grant of options under the Stock Option Plan is discretionary, and Lakeland cannot determine now the number or type of options to be granted in the future to any particular person or group.

Since adoption of the Stock Option Plan in February 2000, the following options have been granted to the following persons and groups under the Stock Option Plan (including 58,530 options which were granted subject to approval of this Proposal 2):

Optionee	No. of Options Granted
Named Executive Officers:
Roger Bosma	236,715
Steven Schachtel	31,550
Joseph F. Hurley	59,178
Robert A. Vandenbergh	59,178
Louis E. Luddecke	59,178
Jeffrey Buonforte	59,178
All Current Executive Officers as a Group	524,977
All Current Directors who are not Executive Officers as a Group	416,976	*
Each Director Nominee:
Robert B. Nicholson, III	25,000
Roger Bosma	(see above	)
Mark J. Fredericks	30,387
George H. Guptill, Jr.	30,387
Janeth C. Hendershot	25,000
Paul G. Viall, Jr.	25,000
Robert E. McCracken	25,000
Each Associate of any of such Directors, Executive Officers or Nominees	0
Each Other Person Who Received or is to Receive 5% of Options Under Stock Option Plan	0
All Employees, Including all Current Officers Who are Not Executive Officers, as a Group	254,887

*	Includes 27,563 options that were granted to Arthur Zande in his capacity as a director and 17,377 options that were granted to him in his prior capacity as an executive officer.

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options under the Company’s Stock Option Plan, as of December 31, 2004. This plan was the Company’s only equity compensation plan in existence as of December 31, 2004. No warrants or rights may be granted, or are outstanding, under the Stock Option Plan.

Plan Category	(a) Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights (1)	(b) Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)(1))
Equity Compensation Plans Approved by Shareholders	1,070,667	$13.30	795,925
Equity Compensation Plans Not Approved by Shareholders	—	—	—

TOTAL	1,070,667	$13.30	795,925

(1)	Assumes shareholder approval of the Amended and Restated Stock Option Plan, which contains amendments to the Stock Option Plan that were adopted by the Board of Directors in December 2004 and March 2005. These amendments increased the total number of shares authorized for issuance under the Stock Option Plan to 1,950,000. See the discussion above under this Proposal 2. Options covering 58,530 shares of Common Stock were granted in December 2004 subject to shareholder approval of such amendments to the Stock Option Plan. If Proposal 2 is not approved by the shareholders, these 58,530 options will be canceled.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 2.

The Board of Directors recommends a vote “FOR” Proposal 2.

PROPOSAL 3

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO LIMIT THE PERSONAL LIABILITY OF OFFICERS FOR MONETARY DAMAGES UNDER THE CIRCUMSTANCES PERMITTED BY LAW AND TO CLARIFY THAT THE COMPANY MAY PAY EXPENSES INCURRED BY AN OFFICER IN ADVANCE OF A FINAL DISPOSITION OF A LEGAL PROCEEDING AS PERMITTED BY NEW JERSEY LAW

The Company’s Board of Directors has approved, subject to shareholder approval, an amendment to the Company’s Certificate of Incorporation (the “Amendment”) which provides, to the fullest extent permitted by New Jersey law, that the Company’s officers will not be personally liable to the Company or its shareholders for damages for breach of any duty owed to the Company or its shareholders. The Company’s existing Certificate of Incorporation already grants this protection to the Company’s directors. Under current New Jersey law, the Amendment will not relieve a director or officer from liability for any breach of duty based upon an act or omission (a) in breach of such person’s duty of loyalty to the Company or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit.

The effect of the Amendment is to eliminate the right of the Company and its shareholders (through shareholders’ derivative suits on behalf of the Company) to recover damages against an officer for breach of the officer’s duty of care (including breaches resulting from negligent or grossly negligent behavior), except under the circumstances described in clauses (a) through (c) of the preceding paragraph.

The Company’s existing Certificate of Incorporation also provides that any expenses incurred by a director in connection with a legal proceeding involving the director may be paid by the Company in advance of final disposition of the proceeding, provided the director undertakes to repay such amount unless it is ultimately determined that the director is entitled to indemnification. The Amendment revises this language to include officers in addition to directors. Current New Jersey law provides that officers and directors have this right.

The Board of Directors believes that the Amendment will enable the Company to continue to attract and retain qualified persons as officers of the Company. In recruiting new officers, there is a concern that qualified persons might be reluctant to serve as officers because of the liability exposure and the risk of substantial personal expense incurred in defending lawsuits, most of which are without merit but which are typically costly to defend. In view of the costs and uncertainties of litigation in general, it is often deemed prudent to settle such proceedings in which claims against an officer are made. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often easily exceed the personal assets of most individual officer defendants. As a result, an individual officer might rationally conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved outweighs any benefit from serving as an officer of a public corporation. Also, the Board believes that officers can best exercise their business judgment in the interests of the Company if that judgment does not subject their personal assets to claims simply because others, with the benefit of hindsight, disagree with the officers’ business judgment. The Board further believes that officers should be treated the same as directors with respect to the matters covered by the Amendment, as permitted by New Jersey law.

The amendment revises Article 10 of the Company’s Certificate of Incorporation to read in its entirety as follows:

“10. Personal Liability of Officers and Directors; Related Matters. A director or an officer of the corporation shall not be personally liable to the corporation or its shareholders for the breach of any duty owed to the corporation or its shareholders except to the extent that an exemption from personal liability is not permitted by the New Jersey Business Corporation Act. Any expenses incurred by a director or officer of the corporation in connection with a proceeding involving the director or officer may be paid by the corporation in advance of final disposition of the proceeding, provided the director or officer undertakes to repay such amount unless it shall ultimately be determined that he or she is entitled to indemnification.”

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 3.

The Board of Directors recommends a vote “FOR” Proposal 3.

INDEPENDENT ACCOUNTANTS

Relationship with Independent Accountants. Grant Thornton LLP, which became the independent accountants of Lakeland beginning with the financial statements for the quarter ended March 31, 1999, were the Company’s independent accountants in 2004. The Company has not yet selected its independent accountants for 2005. It is anticipated that a representative of Grant Thornton will be present at the Annual Meeting and will be available to answer questions.

OTHER MATTERS

Management is not aware of any other business to be brought up at the meeting for action by stockholders at such meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.

SHAREHOLDER PROPOSALS

If a Lakeland stockholder intends to present a proposal at Lakeland’s 2006 annual meeting of stockholders, the proposal must be received by Lakeland at its principal executive offices not later than December 9, 2005 in order for that proposal to be included in the proxy statement and form of proxy relating to that meeting, and by February 22, 2006 in order for the proposal to be considered at Lakeland’s 2006 annual meeting of stockholders (but not included in the proxy statement or form of proxy for such meeting). Any stockholder proposal which is received after those dates or which otherwise fails to meet the requirements for stockholder proposals established by regulations of the SEC will neither be included in the proxy statement or form of proxy, nor be considered at the meeting. For a description of procedures for nominations to be submitted by shareholders, see “Nominating Committee Matters.”

By Order of the Board of Directors:

Arthur L. Zande

Secretary

A copy of Lakeland Bancorp, Inc.’s annual report for the year ended December 31, 2004, including financial statements, accompanies this Proxy Statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

A copy of Lakeland Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Arthur L. Zande, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

Appendix A

LAKELAND BANCORP, INC.

AMENDED AND RESTATED 2000 EQUITY COMPENSATION PROGRAM

(AS AMENDED AND RESTATED BY THE BOARD OF DIRECTORS THROUGH MARCH 15, 2005)

1. Purposes. This Equity Compensation Program (the “Program”) is intended to secure for Lakeland Bancorp, Inc. (the “Corporation”), its direct and indirect present and future subsidiaries, including without limitation any entity which the Corporation reasonably expects to become a subsidiary (the “Subsidiaries”), and its shareholders, the benefits arising from ownership of the Corporation’s common stock (“Common Stock”) by those selected directors, officers and key employees of the Corporation and the Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

2. Elements of the Program. In order to maintain flexibility in the award of benefits, the Program is comprised of four parts—the Incentive Stock Option Plan (“Incentive Plan”), the Supplemental Stock Option Plan (“Supplemental Plan”), the Independent Director Plan (“Independent Director Plan”) and the Restricted Shares Plan (“Restricted Shares Plan”). Copies of the Incentive Plan, Supplemental Plan, Independent Director Plan and Restricted Shares Plan are attached hereto as Parts I, II, III and IV, respectively. Each such plan is referred to herein as a “Plan” and all such plans are collectively referred to herein as the “Plans.” The grant of an award under one of the Plans shall not be construed to prohibit the grant of an award under any of the other Plans.

3. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the general provisions of the Program set forth below under the heading “General Provisions of the Equity Compensation Program” (the “General Provisions”).

GENERAL PROVISIONS OF THE EQUITY COMPENSATION PROGRAM

Article 1. Administration. The Program shall be administered by the Board of Directors of the Corporation (the “Board” or the “Board of Directors”) or any duly created committee appointed by the Board and charged with the administration of the Program. To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), such committee shall consist solely of “Outside Directors” (as defined herein). The Board, or any duly appointed committee, when acting to administer the Program, is referred to as the “Program Administrator”. Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Program Administrator or member of the Board of the Corporation shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option granted pursuant to the Program. For purposes of the Program, the term “Outside Director” shall mean a director who (a) is not a current employee of the Corporation or the Subsidiaries; (b) is not a former employee of the Corporation or the Subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Corporation or the Subsidiaries; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Corporation or the Subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and the regulations thereunder.

Article 2. Authority of Program Administrator. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the persons to whom options shall be granted under the Program; (e) to determine the time or times at which options shall be granted under the Program; (f) to determine the number of shares subject to any discretionary option under the Program as well as the option price, and the duration of each option and any other terms and conditions of options; (g) to determine the persons to whom and the times at which restricted shares shall be granted under the Program, to determine the number of restricted shares so granted and the term of the restricted period and other conditions and restrictions applicable to such restricted shares; and (h) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

Article 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock issuable pursuant to the Program shall be 1,950,000 shares. No one person participating in the Program may receive options or restricted shares for more than 300,000 shares of Common Stock in any calendar year. All such shares may be issued under any Plan which is part of the Program. If any of the options (including incentive stock options) granted under the Program expire or terminate for any reason before they have been exercised in full, or any restricted shares are forfeited, then the shares subject to those expired or terminated options or forfeited restricted shares shall again be available for purposes of the Program. Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Article 4. Eligibility and Participation. All directors, officers and employees of the Corporation and the Subsidiaries shall be eligible to participate in the Program. The term “employee” shall include any person who has agreed to become an employee.

Article 5. Effective Date and Term of Program. The Program shall become effective immediately upon approval of the Program by the Board of Directors of the Corporation, subject to approval of the Program by the shareholders of the Corporation within twelve months after the date of approval of the Program by the Board of Directors. The Program shall continue in effect for a term of ten years from the date that the Program is adopted by the Board of Directors, unless sooner terminated by the Board of Directors of the Corporation.

Article 6. Adjustments. In the event that the outstanding shares of Common Stock of the Corporation are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split (an “Adjustment Event”), an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which options and restricted shares may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options and restricted shares which shall have been granted prior to any such Adjustment Event shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

Article 7. Termination and Amendment of Program and Awards. No options or restricted shares shall be granted under the Program after the termination of the Program. The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding option or restricted shares issued under the Program, provided, however, that (a) any shareholder approval required by applicable law or regulation shall be obtained and (b) no amendment, suspension or termination of the Program or of any outstanding option or restricted shares shall, without the consent of the person who has received an option or restricted shares, impair any of that person’s rights or obligations under such option or restricted shares.

Article 8. Privileges of Stock Ownership. Notwithstanding the exercise of any option granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Corporation in

2

respect of any shares of stock issuable upon the exercise of his or her option, or upon the grant of restricted shares, until certificates representing the shares of Common Stock covered thereby have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

Article 9. Reservation of Shares of Common Stock. During the term of the Program, the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

Article 10. Tax Withholding. The exercise of any option, the grant of any restricted shares and the elimination of the risk of forfeiture related thereto under the Program are subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise, grant or elimination, then, in such event, the exercise of the option, the grant of restricted shares or the elimination of the risk of forfeiture related thereto shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

Article 11. Employment; Service as a Director. Nothing in the Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a director of the Corporation or the Subsidiaries or limits in any way the right of the Corporation or the Subsidiaries at any time to terminate or alter the terms of that employment or service.

Article 12. Investment Letter; Lock-Up Agreement; Restrictions on Obligation of the Corporation to Issue Securities; Restrictive Legend. Any person acquiring or receiving Common Stock or other securities of the Corporation pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Corporation (a) stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof and (b) providing other assurances determined by the Corporation to be necessary or appropriate in order to assure that the issuance of such shares is exempt from any applicable securities registration requirements. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder.

Article 13. Rights Upon Termination of Employment or Service as a Director. Notwithstanding any other provision of the Program, any benefit granted to an individual who has agreed to become an employee of the Corporation or any Subsidiary or to become an employee of any entity which the Corporation reasonably expects to become a Subsidiary, shall immediately terminate if the Program Administrator determines, in its sole discretion, that such person will not become an employee of the Corporation or any Subsidiary. If a recipient ceases to be employed by or to provide services as a director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, for any reason other than death, disability or retirement (subject to satisfaction of the criteria set forth in the following sentence), then, unless any other provision of the Program provides for earlier termination, all options shall terminate immediately in the event the recipient’s employment or services as a director are terminated for cause and in all other circumstances may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination, provided, however, that the Program Administrator may, in its discretion, allow such options to be exercised (to the extent exercisable on the date of termination) at any time within 90 days after the date of termination. Notwithstanding the foregoing, in the event an employee of the Corporation or any Subsidiary retires on or after attaining the age of 62, and provided such employee has at least five years of continuous service with the Corporation or any Subsidiary at the time of such retirement, then all options exercisable on the date of retirement as well as all options that would

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otherwise vest within one year following the date of retirement may be exercised until 30 days after the date of retirement or, at the discretion of the Program Administrator, until 90 days after the date of retirement. If a recipient ceases to be employed by or to provide services as a director to the Corporation or any Subsidiary, for any reason, all restricted shares still subject to forfeiture shall terminate immediately.

Article 14. Rights Upon Disability. If a recipient becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by or while rendering services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination, all options may be exercised, to the extent exercisable on the date of termination (or to such greater extent as shall be determined by the Plan Administrator before or after the date of termination), at any time within one year after the date of termination due to disability.

Article 15. Rights Upon Death. If a recipient dies while employed by or while rendering services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination, all options may be exercised by the person or persons to whom the recipient’s rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death (or to such greater extent as shall be determined by the Plan Administrator before or after the date of termination), at any time within one year after the date of death unless any other provision of the Program provides for earlier termination.

Article 16. Non-Transferability. Options and restricted shares granted under the Program may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and options shall be exercisable (a) during the recipient’s lifetime only by the recipient and (b) after the recipient’s death only by the recipient’s executor, administrator or personal representative, provided, however that the Program Administrator may permit the recipient of an option granted pursuant to Part II or Part III of the Program to transfer such options to a family member or a trust or partnership created for the benefit of family members. In the case of such a transfer, the transferee’s rights and obligations with respect to the applicable options shall be determined by reference to the recipient and the recipient’s rights and obligations with respect to the applicable options had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.

Article 17. Change in Control. All options and restricted shares granted pursuant to the Program shall become fully exercisable and fully vested upon the occurrence of a Change in Control Event. As used in the Program, a “Change in Control Event” shall be deemed to have occurred if any of the following events occur:

(a) the consummation of any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the shares of the Corporation’s Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

(b) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, other than to a subsidiary or affiliate; or

(c) an approval by the shareholders of the Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

(d) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than any person who owns more than ten percent (10%) of the outstanding Common Stock on the date of adoption of this Program by the Board of Directors, the Corporation or any benefit plan sponsored by the Corporation or any of its Subsidiaries) shall become the

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“beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Corporation (“Voting Securities”) representing fifty-one (51%) percent or more of the combined voting power of the Corporation’s then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control; or

(e) the individuals (A) who, as of the date on which the Program is first adopted by the Board of Directors, constitute the Board (the “Original Directors”) and (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two thirds of the Original Directors then still in office (such Directors being called “Additional Original Directors”) and (C) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least two thirds of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

Article 18. Merger or Asset Sale. For purposes of the Program, a merger or consolidation which would constitute a Change in Control Event pursuant to Article 17 and a sale of assets which would constitute a Change in Control Event pursuant to Article 17 are hereinafter referred to as “Article 18 Events”. In the event of an Article 18 Event, each outstanding option shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of Directors of the Corporation to be the successor corporation. However, in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated date of consummation of such Article 18 Event, to assume or so substitute each such option, then each option not so assumed or substituted shall be deemed to be fully vested and exercisable. If an option becomes fully vested and exercisable pursuant to the terms of this Article 18, the Program Administrator shall notify the holder thereof in writing or electronically that (a) such holder’s option shall be fully exercisable until immediately prior to the consummation of such Article 18 Event and (b) such holder’s option shall terminate upon the consummation of such Article 18 Event. For purposes of this Article 18, an option shall be considered assumed if, following consummation of the applicable Article 18 Event, the option confers the right to purchase or receive, for each share of Common Stock subject to the option immediately prior to the consummation of such Article 18 Event, the consideration (whether stock, cash or other securities or property) received in such Article 18 Event by holders of Common Stock for each share of Common Stock held on the effective date of such Article 18 Event (and, if holders of Common Stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such Article 18 Event is not solely common stock of such successor, the Program Administrator may, with the consent of such successor corporation, provide for the consideration to be received in connection with such option to be solely common stock of such successor equal in fair market value to the per share consideration received by holders of Common Stock in the Article 18 Event.

Article 19. Method of Exercise. Any optionee may exercise his or her option from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Program shall be paid in full at the time of exercise of the option by certified or bank cashier’s check payable to the order of the Corporation or, if permitted by the Program Administrator, by shares of Common Stock, or by a combination of checks and shares of Common Stock. The Program Administrator may, in its sole discretion, permit an optionee to make “cashless exercise” arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

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Article 20. Ten-Year Limitations. Notwithstanding any other provision of the Program, (a) no option or restricted shares may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors and (b) any option granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant.

Article 21. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

Article 22. Governing Law. The Program shall be governed by and construed in accordance with the laws of the State of New Jersey.

Article 23. Covenant Against Competition. The Program Administrator shall have the right to condition the award to an employee of the Corporation or the Subsidiaries of any award under the Program upon the recipient’s execution and delivery to the Corporation of an agreement not to compete with the Corporation and the Subsidiaries during the recipient’s employment and for such period thereafter as shall be determined by the Program Administrator. Such covenant against competition shall be in a form satisfactory to the Program Administrator.

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PART I

INCENTIVE STOCK OPTION PLAN

The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part I of the Program:

Section 1. General. This Incentive Stock Option Plan (“Incentive Plan”) is Part I of the Corporation’s Program. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as “incentive stock options” within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

Section 2. Terms and Conditions. The Program Administrator may grant incentive stock options to purchase Common Stock to any employee of the Corporation or its Subsidiaries. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the option is granted.

Section 4. Purchase Price. The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. For purposes of the Program, the phrase “Fair Market Value” shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) of a share of Common Stock on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator reasonably deems relevant.

Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

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Section 6. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, incentive stock options may only be exercised to the following extent during the following periods of time:

During	Maximum Percentage of Shares Covered by Option Which May be Purchased
First 12 months after grant	0
First 24 months after grant	25%
First 36 months after grant	50%
First 48 months after grant	75%
Beyond 48 months after grant	100%

Section 7. Failure to Satisfy Applicable Requirements. In the event that an option is intended to be granted pursuant to the provisions of this Incentive Plan but fails to satisfy one or more requirements of this Incentive Plan, such option shall be deemed to have been granted pursuant to the Supplemental Plan set forth as Part II of the Program, provided that such option satisfies the requirements of the Supplemental Plan.

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PART II

SUPPLEMENTAL STOCK OPTION PLAN

The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part II of the Program:

Section 1. General. This Supplemental Stock Option Plan (“Supplemental Plan”) is Part II of the Corporation’s Program. Any option granted pursuant to this Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

Section 2. Terms and Conditions. The Program Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under this Supplemental Plan expire later than ten years from the date on which the option is granted.

Section 4. Purchase Price. The option price with respect to any option granted pursuant to this Supplemental Plan shall be determined by the Program Administrator at the time of grant.

Section 5. Exercise of Options. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, supplemental stock options may only be exercised to the following extent during the following periods of time:

During	Maximum Percentage of Shares Covered by Option Which May be Purchased
First 12 months after grant	0
First 24 months after grant	25%
First 36 months after grant	50%
First 48 months after grant	75%
Beyond 48 months after grant	100%

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PART III

INDEPENDENT DIRECTOR PLAN

The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part III of the Program:

Section 1. General. This Independent Director Plan (“Independent Director Plan”) is Part III of the Corporation’s Program. Any option granted pursuant to this Independent Director Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Independent Director Plan shall be subject to the General Provisions of the Program.

Section 2. Definitions. As used in this Independent Director Plan, the following definitions shall apply.

(a) “Employee” shall mean any person employed on a full-time basis by the Corporation or any present or future Subsidiary of the Corporation.

(b) “Existing Independent Director” shall mean each member of the Corporation’s Board of Directors on the date the Program is first adopted by such Board of Directors who did not serve as an Employee during the preceding 12 months.

(c) “Fair Market Value” shall have the meaning set forth in Section 4 of the Incentive Plan.

(d) “Independent Director” shall mean any member of the Corporation’s Board of Directors who, on the date such person is to receive a grant of an Option pursuant to the Independent Director Plan, shall not be an Employee.

(e) “New Independent Director” shall have the meaning set forth in Section 4(a) of this Independent Director Plan.

(f) “Option” shall mean the right, granted pursuant to Section 4 of this Independent Director Plan, to purchase one or more shares of Common Stock.

(g) “Subsidiary” shall mean any present or future corporation which would be a “subsidiary corporation” as defined in Subsections 424(f) and (g) of the Code.

Section 3. Eligibility. The only persons eligible to receive Options under the Independent Director Plan shall be persons who, on the date such Options are to be granted hereunder, constitute Independent Directors.

Section 4. Option Grants.

(a) Automatic Grants to New Independent Directors. The Corporation shall grant to each Independent Director who first becomes a director of the Corporation during the term of the Independent Director Plan (a “New Independent Director”) an Option to purchase 25,000 shares of Common Stock on the date of his first appointment or election as a director of the Corporation.

(b) Automatic Grants to Existing Independent Directors. On the date that the Program is first adopted by the Corporation’s Board of Directors, the Corporation shall grant to each Existing Independent Director an Option to purchase 25,000 shares of Common Stock.

Section 5. Option Price. The exercise price per share of the Common Stock covered by each Option granted under the Independent Director Plan shall be the Fair Market Value of a share of the Common Stock on the date the Option is granted.

Section 6. Term of Options. Subject to the General Provisions of the Program, each Option granted pursuant to the Independent Director Plan shall expire ten years after the date of grant.

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Section 7. Exercise of Options. Each Option granted pursuant to the Independent Director Plan shall be exercisable as follows:

During	Maximum Percentage of Shares Covered by Option Which May be Purchased
First 12 months after grant	20%
First 24 months after grant	40%
First 36 months after grant	60%
First 48 months after grant	80%
Beyond 48 months after grant	100%

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PART IV

RESTRICTED SHARES PLAN

Section 1. Grant of Restricted Shares. The Program Administrator may from time to time cause the Corporation to grant restricted shares (“Restricted Shares”) to employees subject to such restrictions, conditions and other terms as the Program Administrator may determine.

Section 2. Restrictions. At the time a grant of Restricted Shares is made, the Program Administrator shall establish a period of time (the “Restricted Period”) applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Program Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Program Administrator may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Program Administrator with respect to such Restricted Shares.

Section 3. Restricted Share Certificates. The Corporation shall issue, in the name of each employee to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to such person, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Program Administrator, shall hold such certificates, properly endorsed for transfer, for the employee’s benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

Section 4. Rights of Holders of Restricted Shares. Unless otherwise provided by the Program Administrator, holders of Restricted Shares shall have the right to vote such shares and have the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Part IV.

Section 5. Forfeiture. Any Restricted Shares granted to an employee hereunder shall be forfeited if the employee voluntarily terminates employment with the Corporation or its Subsidiaries or resigns, or if the employee’s employment is terminated for cause prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and be available for subsequent awards under the Program, unless the Program Administrator directs that such Restricted Shares be canceled upon forfeiture. If the employee’s employment terminates for any other reason, Restricted Shares of such person shall be forfeited, unless the Program Administrator, in its sole discretion, shall determine otherwise.

Section 6. Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Program Administrator, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or his beneficiary or estate, as the case may be.

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LAKELAND BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2005

The undersigned hereby appoints Roger Bosma, John W. Fredericks and Paul P. Lubertazzi, and each of them, with full power of substitution, to vote for and on behalf of the undersigned at the annual meeting of shareholders of Lakeland Bancorp, Inc. to be held on May 10, 2005, and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote on the following issues as follows:

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE BOARD’S NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3 DESCRIBED BELOW.

(Continued and to be signed and dated on the reverse side.)

1. ELECTION OF DIRECTORS (for the terms described in the Proxy Statement):

☐ FOR all of the nominees listed below (except as indicated to the contrary below) ☐ WITHHOLD AUTHORITY to vote for election of directors	NOMINEES (to be elected by the holders of Common Stock): O Robert B. Nicholson, III, O Roger Bosma, O Mark J. Fredericks,
O George H. Guptill, Jr., O Janeth C. Hendershot, O Robert E. McCracken and O Paul G. Viall, Jr.

(Instruction:	To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2. APPROVAL OF ADOPTION OF LAKELAND BANCORP, INC.’S AMENDED AND RESTATED 2000 EQUITY COMPENSATION PROGRAM:

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. APPROVAL OF AMENDMENT TO LAKELAND BANCORP, INC.’S CERTIFICATE OF INCORPORATION:

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.      Upon all such other matters as may properly come before the meeting and/or any adjournment or adjournments thereof, as they in their discretion may determine. The Board of Directors is not aware of any such other matters.

Dated: , 2005

(Signature of Shareholder(s))

Please sign name exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as it appears.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY